Exhibit 99.2

Exhibit A

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
	(In thousands, except per share data)
Revenues	$468,880	$513,377	$940,541	$999,171
Expenses:
Operating expenses	343,841	369,513	690,000	738,187
Depreciation and amortization	26,652	23,453	52,726	47,367
Legal and regulatory charges	47,641	144,476	51,566	144,476
Exit costs, impairments and other charges	5,626	—	1,701	—

Total expenses	423,760	537,442	795,993	930,030

Operating income (loss)	45,120	(24,065)	144,548	69,141

Other income (expense):
Interest income	565	454	1,144	902
Interest expense	(13,083)	(16,455)	(26,597)	(32,857)
Other income, net	282	74	291	159

Total other income (expense)	(12,236)	(15,927)	(25,162)	(31,796)
Earnings (loss) from continuing operations before income taxes	32,884	(39,992)	119,386	37,345
Provision (benefit) for income taxes	12,162	(4,878)	44,168	23,968

Earnings (loss) from continuing operations	20,722	(35,114)	75,218	13,377
Loss from discontinued operations, net of tax	(1,638)	(2,766)	(2,204)	(4,136)

Net earnings (loss)	$19,084	$(37,880)	$73,014	$9,241

Net earnings (loss) per share - diluted from continuing operations	$0.24	$(0.42)	$0.88	$0.16
Net loss per share - diluted from discontinued operations	(0.02)	(0.03)	(0.02)	(0.05)

Net earnings (loss) per share - diluted	$0.22	$(0.45)	$0.86	$0.11

Weighted average shares outstanding - diluted	85,560	84,578	85,359	84,680

Exhibit B

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(Unaudited)

	June 30,	December 31,
	2013	2012
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$142,490	$236,241
Trade receivables, net of allowance for doubtful accounts	248,210	274,783
Other receivables	5,806	3,800
Income tax receivable	17,503	—
Prepaid expenses and other current assets	42,739	41,541
Deferred income taxes	88,213	127,742

Total current assets	544,961	684,107

Property and equipment, net	122,398	126,633
Computer software, net	262,431	245,271
Other intangible assets, net	20,161	23,670
Goodwill	1,109,304	1,109,304
Other non-current assets	279,322	256,849

Total assets	$2,338,577	$2,445,834

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$26,750	$—
Trade accounts payable	45,373	38,901
Accrued salaries and benefits	77,175	107,984
Legal and regulatory accrual	88,578	223,149
Other accrued liabilities	140,137	169,458
Deferred revenues	58,144	58,868

Total current liabilities	436,157	598,360

Deferred revenues	23,325	24,987
Deferred income taxes, net	194,314	174,303
Long-term debt, net of current portion	1,041,375	1,068,125
Other non-current liabilities	32,862	37,163

Total liabilities	1,728,033	1,902,938

Stockholders’ equity:
Preferred stock $0.0001 par value; 50 million shares authorized, none issued at June 30, 2013 and December 31, 2012	—	—
Common stock $0.0001 par value; 500 million shares authorized, 97.4 million shares issued at June 30, 2013 and December 31, 2012	10	10
Additional paid-in capital	245,297	250,016
Retained earnings	749,876	694,148
Accumulated other comprehensive loss	(2,983)	(3,079)
Treasury stock at cost; 12.1 million and 12.5 million shares at June 30, 2013 and December 31, 2012, respectively	(381,656)	(398,199)

Total stockholders’ equity	610,544	542,896

Total liabilities and stockholders’ equity	$2,338,577	$2,445,834

Exhibit C

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six months ended June 30,
	2013	2012
	(In thousands)
Cash flows from operating activities:
Net earnings	$73,014	$9,241
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	52,710	48,889
Amortization of debt issuance costs	2,091	2,231
Asset impairment charges	785	3,688
Gain on sale of discontinued operations	—	(8,321)
Deferred income taxes, net	59,086	(15,415)
Stock-based compensation cost	13,653	12,348
Income tax effect of equity compensation	(533)	1,034
Changes in assets and liabilities, net of effects of acquisitions:
Trade receivables	26,484	26,911
Other receivables	(2,006)	(2,296)
Income tax receivable	(17,503)	—
Prepaid expenses and other assets	(10,847)	(14,053)
Deferred revenues	(2,385)	7,752
Accounts payable, accrued liabilities and other liabilities	(188,073)	145,877

Net cash provided by operating activities	6,476	217,886

Cash flows from investing activities:
Additions to property and equipment	(12,619)	(11,989)
Additions to capitalized software	(42,819)	(37,988)
Purchases of investments, net of proceeds from sales	(10,039)	(8,728)
Acquisition of title plants and property records data	(15,482)	(22,613)
Proceeds from sales of discontinued operations, net of cash distributed	—	18,706

Net cash used in investing activities	(80,959)	(62,612)

Cash flows from financing activities:
Debt service payments	—	(71,457)
Exercise of stock options and restricted stock vesting	(1,829)	(2,734)
Income tax effect of equity compensation	533	(1,034)
Dividends paid	(17,020)	(16,913)
Payment of contingent consideration related to acquisitions	(952)	(2,000)

Net cash used in financing activities	(19,268)	(94,138)

Net (decrease) increase in cash and cash equivalents	(93,751)	61,136
Cash and cash equivalents, beginning of period	236,241	77,355

Cash and cash equivalents, end of period	$142,490	$138,491

Supplemental disclosures of cash flow information:
Cash paid for interest	$26,087	$29,378

Cash paid for taxes	$6,483	$21,589

Exhibit D

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION - UNAUDITED

(In thousands)

		YEAR-TO-DATE		QUARTER						YEAR ENDED
		Q2-2013	Q2-2012	Q2-2013	Q1-2013	Q4-2012	Q3-2012	Q2-2012	Q1-2012	12/31/2012
1.	Revenues - Continuing Operations
	Technology, Data and Analytics:
	Technology	$354,690	$329,805	$177,265	$177,425	$174,110	$173,985	$168,515	$161,290	$677,900

	Servicing Technology	232,931	219,635	117,264	115,667	114,818	111,572	111,284	108,351	446,025
	Default Technology	70,048	65,627	33,425	36,623	34,762	36,163	34,051	31,576	136,552
	Origination Technology	51,711	44,543	26,576	25,135	24,530	26,250	23,180	21,363	95,323
	Data and Analytics	32,940	28,794	16,735	16,205	15,202	15,009	14,767	14,027	59,005

	Total	387,630	358,599	194,000	193,630	189,312	188,994	183,282	175,317	736,905

	Transaction Services:
	Origination Services	321,858	297,491	157,433	164,425	173,934	154,057	150,741	146,750	625,482
	Default Services	230,988	345,079	117,427	113,561	137,783	154,394	179,618	165,461	637,256

	Total	552,846	642,570	274,860	277,986	311,717	308,451	330,359	312,211	1,262,738

	Corporate	65	(1,998)	20	45	—	6	(264)	(1,734)	(1,992)

	Total Revenue	$940,541	$999,171	$468,880	$471,661	$501,029	$497,451	$513,377	$485,794	$1,997,651

	Revenue Growth from Prior Year Period
	Technology, Data and Analytics:
	Technology	7.5%	8.5%	5.2%	10.0%	8.0%	11.2%	10.4%	6.6%	9.1%

	Servicing Technology	6.1%	6.1%	5.4%	6.8%	7.2%	4.0%	7.3%	4.9%	5.9%
	Default Technology	6.7%	12.5%	-1.8%	16.0%	3.0%	28.3%	16.6%	8.3%	13.5%
	Origination Technology	16.1%	15.4%	14.7%	17.7%	20.3%	25.3%	17.1%	13.7%	19.2%
	Data and Analytics	14.4%	-3.4%	13.3%	15.5%	6.3%	7.8%	-2.6%	-4.2%	1.7%

	Total	8.1%	7.5%	5.8%	10.4%	7.8%	11.0%	9.2%	5.7%	8.4%

	Transaction Services:
	Origination Services	8.2%	26.7%	4.4%	12.0%	14.8%	15.7%	42.4%	13.8%	20.4%
	Default Services	-33.1%	-16.1%	-34.6%	-31.4%	-26.0%	-19.9%	-9.4%	-22.4%	-19.4%

	Total	-14.0%	-0.6%	-16.8%	-11.0%	-7.7%	-5.3%	8.6%	-8.8%	-3.6%

	Corporate	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

	Total Revenue	-5.9%	2.3%	-8.7%	-2.9%	-2.1%	0.6%	9.1%	-4.1%	0.7%

	Revenue Growth from Sequential Period
	Technology, Data and Analytics:
	Technology	7.5%	8.5%	-0.1%	1.9%	0.1%	3.2%	4.5%	0.0%	9.1%

	Servicing Technology	6.1%	6.1%	1.4%	0.7%	2.9%	0.3%	2.7%	1.2%	5.9%
	Default Technology	6.7%	12.5%	-8.7%	5.4%	-3.9%	6.2%	7.8%	-6.4%	13.5%
	Origination Technology	16.1%	15.4%	5.7%	2.5%	-6.6%	13.2%	8.5%	4.7%	19.2%
	Data and Analytics	14.4%	-3.4%	3.3%	6.6%	1.3%	1.6%	5.3%	-1.9%	1.7%

	Total	8.1%	7.5%	0.2%	2.3%	0.2%	3.1%	4.5%	-0.1%	8.4%

	Transaction Services:
	Origination Services	8.2%	26.7%	-4.3%	-5.5%	12.9%	2.2%	2.7%	-3.2%	20.4%
	Default Services	-33.1%	-16.1%	3.4%	-17.6%	-10.8%	-14.0%	8.6%	-11.2%	-19.4%

	Total	-14.0%	-0.6%	-1.1%	-10.8%	1.1%	-6.6%	5.8%	-7.6%	-3.6%

	Corporate	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

	Total Revenue	-5.9%	2.3%	-0.6%	-5.9%	0.7%	-3.1%	5.7%	-5.1%	0.7%

Exhibit E

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL INFORMATION - UNAUDITED

(In thousands, except per share data)

		YEAR-TO-DATE		QUARTER						YEAR ENDED
		Q2-2013	Q2-2012	Q2-2013	Q1-2013	Q4-2012	Q3-2012	Q2-2012	Q1-2012	12/31/2012
1.	Operating Results - Continuing Operations
	Consolidated
	Revenues	$940,541	$999,171	$468,880	$471,661	$501,029	$497,451	$513,377	$485,794	$1,997,651

	Operating Income (Loss), as reported	144,548	69,141	45,120	99,428	51,935	111,859	(24,065)	93,206	232,935
	Adjustments:
	Legal, Regulatory and Other Charges (1)	53,267	144,476	53,267	—	58,401	—	144,476	—	202,877

	Operating Income, as adjusted	197,815	213,617	98,387	99,428	110,336	111,859	120,411	93,206	435,812
	Depreciation and Amortization	52,726	47,367	26,652	26,074	25,136	24,241	23,453	23,914	96,744

	EBITDA, as adjusted	$250,541	$260,984	$125,039	$125,502	$135,472	$136,100	$143,864	$117,120	$532,556

	Operating Margin, as adjusted	21.0%	21.4%	21.0%	21.1%	22.0%	22.5%	23.5%	19.2%	21.8%
	EBITDA Margin, as adjusted	26.6%	26.1%	26.7%	26.6%	27.0%	27.4%	28.0%	24.1%	26.7%

	Technology, Data and Analytics
	Revenues	$387,630	$358,599	$194,000	$193,630	$189,312	$188,994	$183,282	$175,317	$736,905

	Operating Income, as reported	119,710	108,078	59,506	60,204	51,971	58,318	56,003	52,075	218,367
	Adjustments:
	Legal, Regulatory and Other Charges (1)	115	—	115	—	2,827	—	—	—	2,827

	Operating Income, as adjusted	119,825	108,078	59,621	60,204	54,798	58,318	56,003	52,075	221,194
	Depreciation and Amortization	41,212	36,543	20,880	20,332	19,730	18,726	17,997	18,546	74,999

	EBITDA, as adjusted	$161,037	$144,621	$80,501	$80,536	$74,528	$77,044	$74,000	$70,621	$296,193

	Operating Margin, as adjusted	30.9%	30.1%	30.7%	31.1%	28.9%	30.9%	30.6%	29.7%	30.0%
	EBITDA Margin, as adjusted	41.5%	40.3%	41.5%	41.6%	39.4%	40.8%	40.4%	40.3%	40.2%

	Transaction Services
	Revenues	$552,846	$642,570	$274,860	$277,986	$311,717	$308,451	$330,359	$312,211	$1,262,738

	Operating Income, as reported	101,033	128,853	50,516	50,517	65,892	65,651	76,603	52,250	260,396
	Adjustments:
	Legal, Regulatory and Other Charges (1)	575	—	575	—	1,531	—	—	—	1,531

	Operating Income, as adjusted	101,608	128,853	51,091	50,517	67,423	65,651	76,603	52,250	261,927
	Depreciation and Amortization	9,702	8,808	4,842	4,860	4,498	4,531	4,408	4,400	17,837

	EBITDA, as adjusted	$111,310	$137,661	$55,933	$55,377	$71,921	$70,182	$81,011	$56,650	$279,764

	Operating Margin, as adjusted	18.4%	20.1%	18.6%	18.2%	21.6%	21.3%	23.2%	16.7%	20.7%
	EBITDA Margin, as adjusted	20.1%	21.4%	20.3%	19.9%	23.1%	22.8%	24.5%	18.1%	22.2%

	Corporate and Other
	Revenues	$65	$(1,998)	$20	$45	$—	$6	$(264)	$(1,734)	$(1,992)

	Operating Loss, as reported	(76,195)	(167,790)	(64,902)	(11,293)	(65,928)	(12,110)	(156,671)	(11,119)	(245,828)
	Adjustments:
	Legal, Regulatory and Other Charges (1)	52,577	144,476	52,577	—	54,043	—	144,476	—	198,519

	Operating Loss, as adjusted	(23,618)	(23,314)	(12,325)	(11,293)	(11,885)	(12,110)	(12,195)	(11,119)	(47,309)
	Depreciation and Amortization	1,812	2,016	930	882	908	984	1,048	968	3,908

	EBITDA, as adjusted	$(21,806)	$(21,298)	$(11,395)	$(10,411)	$(10,977)	$(11,126)	$(11,147)	$(10,151)	$(43,401)

Exhibit E - Continued

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL INFORMATION - UNAUDITED

(In thousands, except per share data)

		YEAR-TO-DATE		QUARTER						YEAR ENDED
		Q2-2013	Q2-2012	Q2-2013	Q1-2013	Q4-2012	Q3-2012	Q2-2012	Q1-2012	12/31/2012
2.	Net Earnings - Reconciliation
	Net Earnings (Loss)	$73,014	$9,241	$19,084	$53,930	$2,814	$58,304	$(37,880)	$47,121	$70,359
	Adjustments - Continuing Operations:
	Legal, Regulatory and Other Charges, net (1)	33,559	100,624	33,559	—	34,676	—	100,624	—	135,300

	Total Adjustments to Continuing Operations	33,559	100,624	33,559	—	34,676	—	100,624	—	135,300

	Adjustments - Discontinued Operations:
	Impairment, Restructuring and Disposal Charges, net	1,079	—	1,079	—	2,494	—	—	—	2,494

	Total Adjustments to Discontinued Operations	1,079	—	1,079	—	2,494	—	—	—	2,494

	Adjustments - Non-operating:
	Debt Refinancing Charges, net (2)	—	—	—	—	15,445	—	—	—	15,445
	Income Tax Adjustments (3)	—	—	—	—	5,621	—	—	—	5,621

	Total Non-operating Adjustments	—	—	—	—	21,066	—	—	—	21,066

	Net Earnings, as adjusted	107,652	109,865	53,722	53,930	61,050	58,304	62,744	47,121	229,219
	Purchase Accounting Amortization, net (4)	2,479	4,154	912	1,567	1,712	1,712	1,733	2,421	7,578

	Adjusted Net Earnings	$110,131	$114,019	$54,634	$55,497	$62,762	$60,016	$64,477	$49,542	$236,797

	Adjusted EPS - Continuing Operations	$1.31	$1.39	$0.65	$0.66	$0.74	$0.72	$0.79	$0.60	$2.85
	Adjusted EPS - Discontinued Operations	(0.02)	(0.04)	(0.01)	(0.01)	—	(0.01)	(0.03)	(0.01)	(0.05)

	Adjusted EPS - Consolidated	$1.29	$1.35	$0.64	$0.65	$0.74	$0.71	$0.76	$0.59	$2.80

	Diluted Weighted Average Shares	85,359	84,680	85,560	85,144	85,106	84,948	84,578	84,567	84,857

3.	Cash Flow - Reconciliation
	Cash Flows from Operating Activities:
	Net Earnings (Loss)	$73,014	$9,241	$19,084	$53,930	$2,814	$58,304	$(37,880)	$47,121	$70,359
	Adjustments to reconcile net earnings to net cash provided by operating activities:
	Non-cash adjustments	127,792	44,454	37,379	90,413	24,978	49,196	7,022	37,432	118,628
	Working capital adjustments	(194,330)	164,191	47,554	(241,884)	103,100	(21,816)	158,693	5,498	245,475

	Net cash provided by (used in) operating activities	6,476	217,886	104,017	(97,541)	130,892	85,684	127,835	90,051	434,462
	Capital expenditures included in investing activities	(55,438)	(49,977)	(27,298)	(28,140)	(41,131)	(22,220)	(26,258)	(23,719)	(113,328)

	Free Cash Flow	(48,962)	167,909	76,719	(125,681)	89,761	63,464	101,577	66,332	321,134
	Payment of Legal, Regulatory and Other Charges, net (5)	176,132	15,688	947	175,185	2,491	5,746	13,335	2,353	23,925

	Adjusted Free Cash Flow	$127,170	$183,597	$77,666	$49,504	$92,252	$69,210	$114,912	$68,685	$345,059

	Adjusted Free Cash Flow Per Diluted Share	$1.49	$2.17	$0.91	$0.58	$1.08	$0.82	$1.36	$0.81	$4.07

	Diluted Weighted Average Shares	85,359	84,680	85,560	85,144	85,106	84,948	84,578	84,567	84,857

Notes:

(1)	Reflects the impact of charges taken for various legal and regulatory matters, costs associated with the pending merger with Fidelity National Financial, Inc., and asset and facility lease impairment charges.
(2)	Charge related to the refinancing of our bonds and senior credit facilities during 2012.
(3)	Reflects the impact of favorable tax true-ups from fiscal 2011 recognized in 2012 offset by non-cash adjustments related to equity forfeitures from severance and restructuring initiatives.
(4)	Purchase accounting amortization, net represents the periodic amortization of intangible assets acquired through business acquisitions primarily relating to customer lists, trademarks and non-compete agreements.
(5)	Reflects the impact of payments, less applicable taxes, for adjustments included in item 2. “Net Earnings - Reconciliation” of the GAAP to non-GAAP reconciliation.